PAR VALUE $.01

NG


GM

PAR VALUE $.01

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

GENERAL MOTORS CORPORATION

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MASS. OR JERSEY CITY, N.J.

CUSIP 370442 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

This is to Certify that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

of General Motors Corporation transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all Amendments thereto and Supplements thereof. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

COMMON

Witness the signatures of its duly authorized officers Dated

SECRETARY

CHAIRMAN

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

PRINTED IN U.S.A.

SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: J. DICKINSON 708-385-9112

PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720
PROOF OF: APRIL 24, 2009
GENERAL MOTORS CORPORATION
TSB 32315 FC PATCH
OPERATOR: AP
NEW

COLORS SELECTED FOR PRINTING:

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

GENERAL MOTORS CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common
TEN ENT	– as tenants by the entireties
JT TEN	– as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to
Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS, VOTING POWERS, LIMITATIONS AND QUALIFICATIONS OF THE SEVERAL CLASSES OF STOCK OF THE CORPORATION. REQUESTS MAY BE DIRECTED TO THE CORPORATION OR THE TRANSFER AGENT.

FOR VALUE RECEIVED THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS THE SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AS FOLLOWS:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

__________ UNTO __________________________________

SHARES FULL NAME AND ADDRESS (INCLUDING ZIP CODE) OF ASSIGNEE SHOULD BE TYPEWRITTEN OR PRINTED LEGIBLY

__________ " __________________________________

__________ " __________________________________

__________ " __________________________________

AND HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS

__________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: __________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720 PROOF OF: APRIL 24, 2009 GENERAL MOTORS CORPORATION TSB 32315 BK
SALES: J. DICKINSON 708-385-9112	OPERATOR: AP
	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF